UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934



Date of Report:  March 24, 1998

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)


                                    Delaware
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                 (State of other jurisdiction of incorporation)


         0-20260 and 1-11440                              06-1150326
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      (Commission File Numbers)              (IRS Employer Identification No.)


One Manhattanville Road, Purchase, NY                     10577
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone no. including area code: (914) 253-8000


Registrant's former name: IVF America, Inc.


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 ITEM 2. Acquisition of Significant Business

       On March 12, 1998, the Company acquired the majority of the capital stock of Shady Grove Fertility Centers, Inc. ("Shady Grove"), currently a Maryland business corporation which provides management services, and formerly a Maryland professional corporation engaged in providing infertility services. Prior to the closing of the transaction, Shady Grove had entered into a twenty-year management agreement with Levy, Sagoskin and Stillman, M.D., P.C. (the "Shady Grove P.C."), an infertility physician group practice comprised of six physicians (the "Physicians") and four locations surrounding the greater Washington, D.C. area. The Company will acquire the balance of the Shady Grove capital stock on or about November 1, 1998.

       The aggregate purchase price for all of the Shady Grove capital stock was approximately $5.7 million, consisting of approximately $2.8 million in cash, $1.4 million in Common Stock, and $1.5 million in promissory notes. The promissory notes are payable in two aggregate annual installments of $750,000, due on April 1, 1999 and 2000, respectively, and bear interest at an annual rate of 8.5%. On March 12, 1998, the closing date, the following consideration was paid to two of the three shareholder physicians: (i) approximately $1.8 million in cash, (ii) approximately $1.2 million in stock or 639,551 shares of Common Stock, and (iii) approximately $1.1 million in promissory notes. The Company will pay the balance of the aggregate purchase price on or about November 1, 1998 (the "Second Closing Date"), when the balance of the Shady Grove stock is transferred to the Company. The number of shares of Company Common Stock to be issued on the Second Closing Date, which will have a fair market value of approximately $200,000, will be determined based upon the average closing price of the Company's Common Stock for the ten-day trading period prior to the third business day before the Second Closing Date; provided, however, that in no event will the price per share exceed $2.00 or be less than $1.70 for purposes of this calculation.

       Under long term employment agreements with the Shady Grove P.C., the Physicians will provide medical services, as defined.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Information of Business Acquired
       To be filed by amendment. The Company believes it is impractical to provide such information as of the date hereof. Such information shall be filed with the Commission no later than May 26, 1998.

(b) Pro Forma Financial Information (unaudited)
       To be filed by amendment. The Company believes it is impractical to provide such information as of the date hereof. Such information shall be filed with the Commission no later than May 26, 1998.

(c) Exhibits
                                      Description of Exhibit

        (1) Management Agreement between Shady Grove Fertility Centers, P.C. and Levy, Sagoskin and Stillman, M.D., P.C. dated March 11, 1998 (filed as Exhibit 10.105 to Registrant's Statement on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference thereto).

        (2) Submanagement Agreement between Shady Grove Fertility Centers, Inc. and IntegraMed America, Inc. dated March 12, 1998 (filed as Exhibit 10.106 to Registrant's Statement on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference thereto).

        (3) Stock Purchase and Sale Agreement among Integramed America, Inc. and Michael J. Levy, M.D., Robert J. Stillman, M.D. and Arthur W. Sagoskin, M.D. dated March 12, 1998 (filed as
                  Exhibit 10.107 to Registrant's Statement on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference thereto).


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        (4)       Personal  Responsibility  Agreement  by and  among  IntegraMed
                  America, Inc. and Arthur W. Sagoskin, M.D. dated March 12, 1998 (filed as Exhibit 10.108 to Registrant's Statement on
                  Form  10-K  for  the  year  ended   December   31,   1997  and
                  incorporated herein by reference thereto).

        (5)       Personal  Responsibility  Agreement  by and  among  IntegraMed
                  America, Inc. and Michael J. Levy, M.D. dated March 12, 1998 (filed as Exhibit 10.109 to Registrant's Statement on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference thereto).

        (6) Physician-Stockholder Employment Agreement between Levy, Sagoskin and Stillman, M.D., P.C. and Michael J. Levy, M.D. dated March 11, 1998 (filed as Exhibit 10.110 to Registrant's Statement on Form 10- K for the year ended December 31, 1997 and incorporated herein by reference thereto).

        (7) Physician-Stockholder Employment Agreement between Levy, Sagoskin and Stillman, M.D., P.C. and Arthur W. Sagoskin, M.D. dated March 11, 1998. (filed as Exhibit 10.111 to Registrant's Statement on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference thereto).

        (8) Physician-Stockholder Employment Agreement between Levy, Sagoskin and Stillman, M.D., P.C. and Robert J. Stillman, M.D. dated March 11, 1998. (filed as Exhibit 10.112 to Registrant's Statement on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference thereto).



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      INTEGRAMED AMERICA, INC.
                                      (Registrant)




Date:    March 24, 1998           By:/s/Gerardo Canet
                                     -------------------------------------------
                                     Gerardo Canet
                                     President, Chief Executive Officer,
                                     Director and Acting Chief Financial Officer
                                     (Principal Financial and
                                     Accounting Officer)


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